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                                                                  EXHIBIT 99.3


                                PEOPLES LTD.
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS CALLED FOR
                               ________, 2000


         The undersigned having received, together with the proxy statement/prospectus dated as of _______, 2000, notice of the special meeting of shareholders of PEOPLES LTD., a Pennsylvania corporation, to be held on _______, 2000 at ___p.m., hereby designates and appoints __________ and
____________ as proxies for the undersigned, with full power of substitution, and resubstitution to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of common stock that the undersigned is entitled to vote at the special meeting of shareholders, unless revoked, and at any adjournment or postponement of the meeting, such proxies being directed to vote as specified below on the following proposals:

         MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSAL 1, 2 and 3.

Proposal 1:       To approve and adopt the Agreement and Plan of Merger by and between Citizens & Northern Corporation and Peoples Ltd.
                  providing for the merger of Peoples Ltd. with and into Citizens & Northern Corporation.

                  / / FOR             / / AGAINST            / /  ABSTAIN

Proposal 2:       To approve postponement or adjournment of the meeting to
                  another time and/or place for the purpose of soliciting additional proxies, in the event that there are not sufficient votes at the time of the meeting to approve and adopt the Agreement and Plan of Merger.

                  / / FOR             / / AGAINST            / /  ABSTAIN

Proposal 3:       To transact such other business as may properly come before the special meeting, or any adjournment or postponement thereof, in order to allow the further solicitation of proxies.

                  / / FOR             / / AGAINST            / /  ABSTAIN

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR
PROPOSALS 1, 2 and 3. ALL PROXIES PREVIOUSLY GIVEN ARE HEREBY REVOKED.
RECEIPT OF THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED.

         The aforesaid proxies are hereby authorized to vote on any other matter that may properly come before the meeting at their discretion. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the Peoples

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Ltd. special meeting and advising the Secretary of the shareholder's intent to vote the shares of common stock or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices of Peoples Ltd., at ________________________________ Attn.
___________________ _______________. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective.


                             Dated:
                                   -----------------------------------


                             -----------------------------------------
                             Signature


                             -----------------------------------------
                             Signature


                             Please sign exactly as your name appears on your share certificate(s) and return this proxy promptly in the accompanying envelope. If the shares of stock are issued in the names of two or more persons, all persons should sign the proxy. If the shares of stock are issued in the name of a corporation or partnership, please sign in the corporate name, by the president or other authorized officer, or in the partnership name, by an authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.

                             PLEASE DATE, SIGN AND MAIL THIS PROXY TO PEOPLES LTD., ATTENTION:

                             ______________________________________________

                             ______________________________________________

                             ______________________________________________.
                             AN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.